UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(b) OR (g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                               SALMON EXPRESS INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                  NEVADA                                    98-0228169
--------------------------------------------------------------------------------
(State of incorporation or organization)                (I.R.S. Employer
                                                        Identification No.)

                  6604, Topaz Drive, Vernon, BC, Canada V1H 1N8
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. |_|

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. |X|

Securities Act registration statement file number to which this form relates:
333-111996

Securities to be registered pursuant to Section 12(b) of the Act:

                   Title of Each Class     Name of Each Exchange on Which
                   to be so Registered     Each Class is to be Registered
                   -------------------     -----------------------------------
                         NONE                           N/A

Securities to be registered pursuant to Section 12(g) of the Act:

         COMMON STOCK $0.001 PAR VALUE PER SHARE
         ---------------------------------------
                   (Title of class)

                                    FORM 8-A

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

         Incorporated by reference to the sections entitled "Description of Securities" in that portion of the Prospectus contained in Registrant's Registration Statement on Form SB-2 (File No. 333-111996) filed with the Securities and Commission on January 16, 2004, as amended (the "Registration Statement") (including any prospectus filed by the Registrant pursuant to rule 424(b) promulgated under the Securities Act of 1933, as amended).

Item 2. Exhibits.

 3.1      Articles of Incorporation. (1)
 3.2      Bylaws. (1)
 4.1      Share Certificate. (1)


(1) These documents are incorporated by reference as exhibits to the Company's Registration Statement on Form SB-2 (File No. 333-111996) filed with the Securities and Exchange Commission on January 16, 2004, as amended.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                Salmon Express Inc.
                                                (Registrant)

Date:  August 9, 2005                           By: /s/ Pete Smith
       -----------------------------                ------------------------
                                                    Pete Smith
                                                    President